EXHIBIT 99.(z)(2)

Richard F. Brereton	Managing Director	New York, NY
Kenneth Castiglia	Chief Financial Officer and Treasurer	New York, NY
Stefanie Chang Yu	Assistant Secretary; Vice President and Secretary of the Funds	New York, NY
Amy Doberman	Managing Director and Secretary; Vice President of the Funds	New York, NY
Barry Fink	Managing Director	New York, NY
Geoffrey Flynn	Managing Director	Jersey City, NJ
Michael Kiley	Managing Director, Chief Executive Officer and President	New York, NY
David Linton	Managing Director	Weston, CT
Patrick Bannigan	Managing Director	New York, NY
Edward C. Wood, III	Managing Director, and Chief Operating Officer	Oakbrook Terrace, IL
Douglas Mangina	Managing Director	New York, NY
Paul Martin	Managing Director	New York, NY
Steven M. Massoni	Managing Director	Oakbrook Terrace, IL
Carsten Otto	Executive Director	New York, NY
James J. Ryan	Managing Director	Oakbrook Terrace, IL
Andrew J. Scherer	Managing Director	Oakbrook Terrace, IL
Colette M. Saucedo	Managing Director	Houston, TX
Elizabeth Vale	Executive Director	West Conshohocken, NJ
Robert S. West	Executive Director	Oakbrook Terrace, IL
Laurence J. Althoff	Executive Director	Oakbrook Terrace, IL
Joseph C. Benedetti	Executive Director	New York, NY
Patricia A. Bettlach	Executive Director	Chesterfield, MO
Brian E. Binder	Executive Director	Oakbrook Terrace, IL
Michael P. Boos	Executive Director	Oakbrook Terrace, IL
Elizabeth M. Brown	Executive Director	Houston, TX
John T. Browning	Executive Director	Oakbrook Terrace, IL
Juanita E. Buss	Executive Director	Kennesaw, GA
Richard J. Charlino	Executive Director	Jersey City, NJ
Gary R. DeMoss	Executive Director	Oakbrook Terrace, IL
Gina Germane	Executive Director	New York, NY
Richard G. Golod	Executive Director	Jersey City, NJ
Gregory Heffington	Executive Director	Ft. Collins, CO
Michelle H. Huber	Executive Director	Oakbrook Terrace, IL
Troy D. Huber	Executive Director	Oakbrook Terrace, IL
Michael B. Hughes	Executive Director	Oakbrook Terrace, IL
Thomas Patrick Kelly	Executive Director	Oakbrook Terrace, IL
Robert Daniel Kendall	Executive Director	Oakbrook Terrace, IL
Gary F. Kleinschmidt	Executive Director	Chalfont, PA
Carl Mayfield	Executive Director	Lakewood, CO
Mark R. McClure	Executive Director	Oakbrook Terrace, IL
Margaret McDermott	Executive Director	West Conshohocken, PA
Maura A. McGrath	Executive Director	Jersey City, NJ
Lou Anne McInnis	Executive Director	New York, NY
Lance O’Brien Murphy	Executive Director	Dallas, TX
Joseph Pollaro	Executive Director	Jersey City, NJ
Walter E. Rein	Executive Director and Chief Financial Officer	Oakbrook Terrace, IL
Louis Rivera	Executive Director	Houston, TX
Thomas C. Rowley	Executive Director	Oakbrook Terrace, IL
Robert H. Schumacher	Executive Director	Oakbrook Terrace, IL
Michael S. Spangler	Executive Director	New York, NY
Richard Stefanec	Executive Director	Tarzana, CA
James D. Stevens	Executive Director	North Andover, MA
Terry L. Swenson	Executive Director	Amery, WI
John Tierney	Executive Director	Oakbrook Terrace, IL
Michael James Tobin	Executive Director	Oakbrook Terrace, IL
Thomas Buckley Tyson	Executive Director	Oakbrook Terrace, IL
Brett Van Bortel	Executive Director	Oakbrook Terrace, IL
Barbara Anne Marie Withers	Executive Director	Oakbrook Terrace, IL
Patrick M. Zacchea	Executive Director	Oakbrook Terrace, IL

George Steven Amidon	Vice President	Oakbrook Terrace, IL
Leslie Ann Ashton	Vice President	Salt Lake City, UT
Matthew T. Baker	Vice President	Oakbrook Terrace, IL
Scott C. Bernstiel	Vice President	Freehold, NJ
Carol S. Biegel	Vice President	Naperville, IL
Christopher M. Bisaillon	Vice President	Chicago, IL
James Burke Bradford	Vice President	Oakbrook Terrace, IL
Curtis W. Bradshaw	Vice President	Oakbrook Terrace, IL
Michael Winston Brown	Vice President	Colleyville, TX
Loren Burket	Vice President	Plymouth, MN
Daniel Burton	Vice President	New York, NY
Christina Carroll	Vice President; Chief Compliance Officer	New York, NY
Lynn Chadderton	Vice President	Valrico, FL
Scott A. Chriske	Vice President	Safety Harbor, FL
Michael Colston	Vice President	Louisville, KY
Brent Alan Cooper	Vice President	Oakbrook Terrace, IL
Shannon Colleen Crowley	Vice President	Oakbrook Terrace, IL
Michael A. Dearth	Vice President	Oakbrook Terrace, IL
Paul De Maio	Vice President	Oakbrook Terrace, IL
Kenneth A. De Marco	Vice President	Oakbrook Terrace, IL
Joanne Doldo	Vice President; Assistant Secretary of the Funds	New York, NY
Pat Flynn Dredze	Vice President	Oakbrook Terrace, IL
Paula Duerr	Vice President	Oakbrook Terrace, IL
Craig Alan Dumnich	Vice President	Perryville, MD
Michael E. Eccleston	Vice President	Chicago, IL
Michael G. Effron	Vice President	Oakbrook Terrace, IL
Craig S. Falduto	Vice President	Oakbrook Terrace, IL
Tara Farrelly	Vice President	New York, NY
Robert W. Fort	Vice President	Purchase, NY
William J. Fow	Vice President	Redding, CT
David Joseph Fredrick	Vice President	Newton, MA
Charles Friday	Vice President	Gibsonia, PA
Alice J. Gerstel	Vice President	New York, NY
Tyler A. Gill	Vice President	Oakbrook Terrace, IL
Robert P. Glover	Vice President	Princeton, NJ
Walter C. Gray	Vice President	Houston, TX
Hunter Handley	Vice President	Oakbrook Terrace, IL
William G. Harrigan	Vice President	Jersey City, NJ
Francis Martin Hawkins	Vice President	Oakbrook Terrace, IL
Meredith R. Hayes	Vice President	Oakbrook Terrace, IL
Michael D. Hibsch	Vice President	Nashville, TN
Matthew T. Hilding	Vice President	Houston, TX
Richard Ralph Hoffman	Vice President	Jersey City, NJ
Conner D. Hogan	Vice President	Oakbrook Terrace, IL
Kevin P. Holleron	Vice President	Oakbrook Terrace, IL
Ryan Teague Hurley	Vice President	Oakbrook Terrace, IL
Eric J. Hyde	Vice President	Oakbrook Terrace, IL
Lowell Jackson	Vice President	Roswell, GA
Greg S. Jenkins	Vice President	Oakbrook Terrace, IL
Nancy Johannsen	Vice President	Oakbrook Terrace, IL
Laurie L. Jones	Vice President	Houston, TX
Michael E. Jones	Vice President	Houston, TX
Tara Jones	Vice President	Oakbrook Terrace, IL
Louis Gregory Kafkes	Vice President	Oakbrook Terrace, IL
Daniel W. Krause	Vice President	Oakbrook Terrace, IL
Lisa Therese Kueng	Vice President	Oakbrook Terrace, IL
Gary W. Lackey	Vice President	Houston, TX
Albert K. Lazaro	Vice President	Oakbrook Terrace, IL
Tony E. Leal	Vice President	Houston, TX

Karen Leparulo	Vice President	Oakbrook Terrace, IL
Michelle Lea Lewis	Vice President	Oakbrook Terrace, IL
Mark Stephen Lie	Vice President	Oakbrook Terrace, IL
Tim O’Neal Lorah	Vice President	New York, NY
Ivan R. Lowe	Vice President	Houston, TX
Richard M. Lundgren	Vice President	River Forest, IL
Douglas M. Macomber	Vice President	Elmhurst, IL
Michael J. Magee	Vice President	Oakbrook Terrace, IL
Christa Mangiello	Vice President	Oakbrook Terrace, IL
Anthony S. Manzanares	Vice President	Oakbrook Terrace, IL
Eric J. Marmoll	Vice President	Oakbrook Terrace, IL
Brian Maute	Vice President	Oakbrook Terrace, IL
Anne Therese McGrath	Vice President	San Francisco, CA
Winston McLaughlin	Vice President	Harborside, NJ
Peter George Mislios	Vice President	Oakbrook Terrace, IL
Elisa R. Mitchell	Vice President; Assistant Secretary of the Funds	Oakbrook Terrace, IL
Sterling Tyler Moore	Vice President	San Francisco, CA
John T. Moser	Vice President	Oakbrook Terrace, IL
Kristan N. Mulley	Vice President	Oakbrook Terrace, IL
Grant R. Myers	Vice President	Houston, TX
Richard A. Myers	Vice President	Oakbrook Terrace, IL
Elizabeth A. Nelson	Vice President; Assistant Secretary of the Funds	Oakbrook Terrace, IL
Peter Nicolas	Vice President	Marblehead, MA
Ryne Atsushi Nishimi	Vice President	Coto de Caza, CA
Brian O’Connell	Vice President	Oakbrook Terrace, IL
Timothy Jay Ott	Vice President	Highland, VA
Paul R. Peterson	Vice President	Oakbrook Terrace, IL
Megan Piscitello	Vice President	Oakbrook Terrace, IL
Richard J. Poli	Vice President	Downingtown, PA
Jennifer Lynn Pucci	Vice President	Oakbrook Terrace, IL
John M. Radzinski	Vice President	Oakbrook Terrace, IL
Michael W. Rohr	Vice President	Naperville, IL
Jason F. Ruimerman	Vice President	Salem, MA
Pam Salley	Vice President	Houston, TX
Thomas J. Sauerborn	Vice President	Jersey City, NJ
Tonya Hammet Sax	Vice President	Oakbrook Terrace, IL
David T. Saylor	Vice President	Oakbrook Terrace, IL
Maura Scherer	Vice President	Oakbrook Terrace, IL
Timothy M. Scholten	Vice President	New Albany, OH
Lisa Schultz	Vice President	Oakbrook Terrace, IL
Ronald J. Schuster	Vice President	Orlando, FL
Laurel Shipes	Vice President	Duluth, GA
Frank Skubic	Vice President	San Francisco, CA
Heather Smith	Vice President	Richmond, VA
Christopher J. Staniforth	Vice President	Leawood, KS
Brian S. Terwilliger	Vice President	Oakbrook Terrace, IL
Joseph L. Thomas	Vice President	San Diego, CA
Angela Thomley	Vice President	Oakbrook Terrace, IL
Eric B. Towell	Vice President	Oakbrook Terrace, IL
Hugh C. Triplett	Vice President	Thousand Oaks, CA
Thomas Buckley Tyson	Vice President	Oakbrook Terrace, IL
Jeannette L. Underwood	Vice President	Oakbrook Terrace, IL
John M. Walsh	Vice President	Oakbrook Terrace, IL
Harold Whitworth, III	Vice President	Liberty Township, OH
Joel John Wilczewski	Vice President	Franklin, TN
Perri P. Williams	Vice President	Houston, TX
Thomas M. Wilson	Vice President	Oakbrook Terrace, IL
Judy W. Wooley	Vice President	Houston, TX
John Wyckoff	Vice President	Santa Monica, CA

David M. Wynn	Vice President	Chandler, AZ
Kenneth Paul Zaugh	Vice President	Oakbrook Terrace, IL
William Edward Zorovich	Vice President	Oakbrook Terrace, IL
Mary Mullin	Assistant Secretary; Assistant Secretary of the Funds	New York, NY
Leticia George	Officer	Houston, TX
William D. McLaughlin	Officer	Houston, TX
Rebecca Newman	Officer	Houston, TX
Michael P. Kiley	Director	New York, NY
Edward C. Wood, III	Director	Oakbrook Terrace, IL